SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
March 17, 2016
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

Office Address: 2036 Washington Street, Hanover, Massachusetts 02339
Mailing Address: 288 Union Street, Rockland, Massachusetts 02370
(Address of Principal Executive Offices)

(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 17, 2016, Independent Bank Corp., a Massachusetts corporation (“Independent”) (NASDAQ: INDB), and Rockland Trust Company, a Massachusetts-chartered trust company and wholly owned subsidiary of Independent (“Rockland Trust”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with New England Bancorp, Inc., a Massachusetts corporation (“New England Bancorp”), and Bank of Cape Cod, a Massachusetts-chartered trust company and wholly owned subsidiary of New England Bancorp. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, New England Bancorp will merge with and into Independent (the “Merger”), with Independent being the surviving corporation. The Merger also contemplates that Bank of Cape Cod will merge into Rockland Trust.

Under the terms of the Merger Agreement, each share of New England Bancorp common stock will convert at the effective time of the Merger (other than shares held by dissenting stockholders) into the right to receive 0.25 of a share of Independent common stock. Each holder of a vested or unvested option or warrant to purchase New England Bancorp common stock will receive, upon consummation of the transaction, a cash payment in settlement of such option or warrant. New England Bancorp is also required under the Merger Agreement to use all commercially reasonable efforts to redeem all of its outstanding preferred stock issued to the United States Department of the Treasury pursuant to the Small Business Lending Fund Program.

Consummation of the Merger is subject to customary closing conditions, including, among other things, (i) approval of the transaction by New England Bancorp stockholders, (ii) the receipt of all required regulatory approvals and consents, (iii) the absence of any governmental restraint, (iv) the effectiveness of a registration statement on Form S-4, (v) subject to certain exceptions, the accuracy of representations and warranties of each party, (vi) the performance in all material respects by each party of its obligations under the Merger Agreement, (vii) the delivery of customary opinions from counsel to Independent and counsel to New England Bancorp to the effect that the receipt of stock merger consideration by New England Bancorp stockholders will be a tax-free reorganization for federal income tax purposes, subject to the exceptions provided therein, and (viii) no more than ten percent (10%) of the shares of New England Bancorp have exercised their dissenters’ rights under Massachusetts law.

The Merger Agreement contains certain termination rights for both Independent and New England Bancorp, and further provides that, upon termination of the Merger Agreement under certain circumstances, New England Bancorp will pay Independent a termination fee of $1.35 million. Currently, the Merger is expected to be completed in the fourth quarter of 2016.

The Merger Agreement contains usual and customary representations and warranties that the parties to the Merger Agreement made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement between the parties, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and the representations and warranties may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Independent and New England Bancorp have additionally made customary covenants in the Merger Agreement, including, among others, covenants (a) not to take any action, or fail to take any action, that is reasonably likely to (i) result in any of the conditions to the Merger not being satisfied or (ii) impede each party’s ability to consummate the Merger, and (b) to cause a New England Bancorp stockholder meeting to be held to consider approval of the Merger and/or certain transactions contemplated thereby. In addition, New England Bancorp made certain covenants to conduct its business in the ordinary course consistent with past practice between the execution of the Merger Agreement and consummation of the Merger and for the Board of Directors of New England Bancorp to, subject to certain exceptions, recommend adoption and approval by its stockholders of the Merger Agreement. The Merger Agreement also requires New England Bancorp to file the appropriate applications and notices with state and federal regulators to close each of its four branch locations as of the effective time of the Merger.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of the definitive agreement, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety. The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Independent or any of the other parties thereto. Investors should read the Merger Agreement together with the other information concerning Independent and New England Bancorp that Independent publicly files in reports and statements with the Securities and Exchange Commission (the “SEC”).

Forward Looking Statements:

Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Independent with the SEC, in press releases and in oral and written statements made by or with the approval of Independent and New England Bancorp that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the Merger; (ii) statements of plans, objectives and management expectations; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual results to differ include, but are not limited to: (i) the risk that the businesses involved in the Merger will not be integrated successfully or such integration may be more difficult, time-consuming, or costly than expected; (ii) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (iii) revenues following the Merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss, and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; (vi)  local, regional, national and international economic conditions and the impact they may have on the parties to the Merger and their customers; (vii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (viii) prepayment speeds, loan originations and credit losses; (ix) sources of liquidity; (x) fair value of and number of stock-based compensation awards to be issued in future periods; (xi) legislation affecting the financial services industry as a whole, and/or the parties and their subsidiaries individually or collectively; (xii) regulatory supervision and oversight, including required capital levels; (xiii) increasing price and product/service competition by competitors, including new entrants; (xiv) rapid technological developments and changes; (xv) the parties' ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xvi) the mix of products/services; (xvii) containing costs and expenses; (xviii) governmental and public policy changes; (xix) protection and validity of intellectual property rights; (xx) reliance on large customers; (xxi) technological, implementation and cost/financial risks in large, multi-year contracts; (xxii) the outcome of pending and future litigation and governmental proceedings; (xxiii) continued availability of financing; (xxiv) financial resources in the amounts, at the times and on the terms required to support the parties' future businesses; and (xxv) material differences in the actual financial results of merger and acquisition activities compared with expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause Independent's results to differ materially from those described in the forward-looking statements can be found in Independent's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to the parties or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. The parties undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find it:

In connection with the proposed Merger, Independent intends to file with the SEC a Registration Statement on Form S-4 containing a proxy statement of New England Bancorp and a prospectus of Independent. Investors and security holders are advised to read the proxy statement/prospectus when it becomes available because it will contain important information. Investors and security holders may obtain a free copy of the registration statement (when available), including the proxy statement/prospectus and other documents filed by Independent with the SEC at the SEC’s web site at www.sec.gov. These documents may be accessed and downloaded, free of charge, at Independent’s web site at www.RocklandTrust.com under the tab “Investor Relations” and then under the heading “SEC Filings” or by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, telephone (781) 982-6858.

Participants in the Solicitation:

Independent, New England Bancorp, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from New England Bancorp stockholders in connection with the proposed Merger. Independent, New England Bancorp, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from stockholders of New England Bancorp in respect of the proposed transaction. Information regarding the directors and executive officers of Independent may be found in its definitive proxy statement relating to its 2015 Annual Meeting of Shareholders, which was filed with the SEC on March 30, 2015 and its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 25, 2016, each of which can be obtained free of charge from Independent’s website. Information regarding the directors and executive officers of New England Bancorp may be found in the proxy statement/prospectus filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits

a.	Not applicable

b.	Not applicable

c.	Not applicable

d.	Exhibits

Exhibit No.    Description

2.1	Agreement and Plan of Merger by and among Independent Bank Corp., Rockland Trust Company, New England Bancorp, Inc. and Bank of Cape Cod, dated as of March 17, 2016

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: March 18, 2016	BY: /s/ Edward H. Seksay
Edward H. Seksay
General Counsel

Exhibit Index

Exhibit No.	Exhibit Description
2.1	Agreement and Plan of Merger by and among Independent Bank Corp., Rockland Trust Company, New England Bancorp, Inc. and Bank of Cape Cod, dated as of March 17, 2016